SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported
October 17, 2001

NetRadio Corporation
(Exact name of registrant as specified in its charter)

MINNESOTA
(State or other jurisdiction of incorporation of organization)

0-23928 (Commission File Number)	41-1819471 (IRS Employer Identification Number)

10025 Valley View Road
Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 259-6700

Item 5.	OTHER EVENTS

Reference is made to Exhibit 99.1 filed herewith.

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press release announcing discontinuance of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NetRadio Corporation Registrant

Date:	October 18, 2001	By	/s/ Cary Deacon Name: Cary Deacon Title: CEO and President